U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2012

ADA-ES, INC.

(Name of registrant as specified in its charter)

Colorado	000-50216	84-1457385
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

9135 South Ridgeline Blvd., Highlands Ranch, Colorado		80129
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 734-1727

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On November 5, 2012, Michael D. Durham, President and CEO, and Mark McKinnies, Senior Vice President and Chief Financial Officer, of ADA-ES, Inc. (“ADA”) are scheduled to present at the Baird 2012 Industrial Conference in Chicago. A copy of the slides to be used at the event will be available via the Investor Information section of ADA’s website at www.adaes.com on or before November 5, 2012. A copy of the presentation materials is attached hereto as Exhibit 99.1.

On November 1, 2012, we issued a press release announcing Mr. Durham’s and Mr. McKinnies’ scheduled presentation, announcing the appointment of a new director and providing an update on ADA’s refined coal and emission control business segments. A copy of the press release is furnished as Exhibit 99.2 to this report.

Item 9.01.	Financial Statements and Exhibits

(d)	The following items are furnished as exhibits to this report:

99.1	November 2012 Presentation.

99.2	Press Release, ADA-ES, Inc. Provides Operating Update; Announces Presentation at Baird 2012 Industrial Conference and Appoints New Director dated November 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 5, 2012

ADA-ES, Inc. Registrant

/s/ Mark H. McKinnies
Mark H. McKinnies Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	November 2012 Presentation.

99.2	Press Release, ADA-ES, Inc. Provides Operating Update; Announces Presentation at Baird 2012 Industrial Conference and Appoints New Director dated November 1, 2012.